Exhibit 10.01

AMENDMENT NO. 2

          AMENDMENT NO. 2, dated as of March 31, 2005 (this “Amendment”), to the Credit Agreement dated as of September 25, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Quintiles Transnational Corp., as borrower (the “Borrower”), the Lenders referred to therein and Citicorp North America, Inc., as administrative agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

          WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement as further described below;

          NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          Section 1. Amendments.

          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (ii) of the definition of “Applicable Rate” in its entirety and replacing it with the following:

          “(ii) in the case of Term B Loans that are ABR Loans, 0.75% and in the case of Term B Loans that are Eurocurrency Loans, 1.75%”.

          (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition:

          “Amendment No. 2 Prepayment Amount” means the optional prepayment of $147,426,196.99 aggregate principal amount of Term B Loans made on March 31, 2005 in connection with Amendment No. 2 to this Credit Agreement.

          (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” between clauses (vii) and (viii) of the definition of “Consolidated EBITDA” and inserting the following after clause (viii) thereof:

          “and (ix) other restructuring charges incurred no later than March 31, 2007 not to exceed $75.0 million in the aggregate”.

          (d) Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “$50.0 million” in the parenthetical in the definition of “Consolidated Indebtedness” and replacing it with “$100.0 million”.

          (e) Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition of “Cymbalta Ramp Up Period” in its entirety and replacing it with the following:

          ““Cymbalta™ Ramp Up Period” means the period from the first day of the first Fiscal Quarter in which the Borrower and its Restricted Subsidiaries incur expenses in amounts in excess of $10.0 million in the aggregate during such Fiscal Quarter relating to the Cymbalta™ Launch (net of all royalties relating to Cymbalta™ and net of other fees from Eli Lilly received by the Borrower or its Restricted Subsidiaries with respect to Cymbalta™ during such Fiscal Quarter) to and including the last day of the sixth Fiscal Quarter after such Fiscal Quarter.”

          (f) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “or” in between the words “Japan” and “Korea” in clause (i) of the definition of “Designated Asian Subsidiary” and replacing it with a comma and (ii) adding the phrase “or any additional Asian countries where the Borrower maintains, or plans to maintain, significant operations” after the word “Korea” in clause (i) thereto.

          (g) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the parenthetical in clause (a) of the definition of “Excess Cash Flow” in its entirety and replacing it with the following:

          “(without giving effect either to non-cash write-up or non-cash write down of assets and without giving effect to clause (iii) of the definition thereof with respect to any cash net after-tax income from discontinued operations or after-tax gain or disposal of discontinued operations)”

          and (ii) deleting clause (h) thereof in its entirety and replacing it with the following:

          “(h) optional prepayments of principal under the Term B Loans (other than the Amendment No. 2 Prepayment Amount) from internally generated funds made during such period; minus”

          (h) Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition of “Hedging Agreement” in its entirety and replacing it with the following:

          ““Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity or equity price protection agreement or other interest or currency exchange rate or commodity or equity price hedging arrangement and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rate, currency values, equity prices or commodity prices.”

          (i) Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition of “Net Cymbalta Expenses” in its entirety and replacing it with the following:

          ““Net Cymbalta™ Expenses” means, to the extent reducing Consolidated EBITDA during any Fiscal Quarter, expenses of the Borrower or its Restricted Subsidiaries during the Cymbalta™ Ramp Up Period relating to the Cymbalta™ Launch by the Borrower, net of all royalties relating to Cymbalta™ received by the Borrower or its Restricted Subsidiaries during such Fiscal Quarter.”

          (j) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (a) of the definition of “Permitted Investments” in its entirety and replacing it with the following:

          “(a) marketable direct obligations issued by, or unconditionally guaranteed by, (A) the United States Government or any member state of the European Union (as it exists on the Effective Date) or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America or such member state of the European Union or (B) the Canadian Government, the South African Government, the Australian Government, the Singapore Government, the Indian Government, the Japanese Government or the Korean Government, only to the extent Investments pursuant to this clause (B) are made by Non-U.S. Subsidiaries organized in the country which issues or guarantees such obligation, in each case maturing within one year from the date of acquisition thereof;”

          (k) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (d) of the definition of “Permitted Investments” in its entirety and replacing it with the following:

          “(d) time deposits, demand deposits, certificates of deposit, Eurodollar time deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof or overnight bank deposits, in each case, issued by any bank having at the date of acquisition thereof combined capital and surplus of not less than $500.0 million and organized under the laws of (A) any member state of the European Union (as it exists on the Effective Date), the United States of America or any State thereof or the District of Columbia or any U.S. branch of a foreign bank or (B) Canada, South Africa, Australia, Singapore, India, Japan or Korea only to the extent Investments pursuant to this clause (B) are made by Non-U.S. Subsidiaries organized in the country in which such bank is organized;”

          (l) Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “that is not an Affiliate of the Borrower” from the first sentence of the definition of “Permitted PharmaBio Swaps”.

          (m) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (ii) of the fourth sentence of the definition of “Unrestricted Subsidiary” in its entirety and replacing it with the following: “(ii) such Subsidiary is a Wholly Owned U.S. Subsidiary (and becomes a party to the Guarantee Agreement, Security Agreement and the Pledge Agreement), a Wholly-Owned Non-U.S. Subsidiary, or a Designated Asian Subsidiary”.

          (n) Clause (c)(iii) of Section 2.06 of the Credit Agreement is hereby amended by deleting clause (y) thereto in its entirety and replacing it with “(y) all such Net Proceeds from Assets Sales of Collateral shall be held in the Collateral Account and released therefrom only in accordance with the terms of the Security Agreement”

          (o) Clause (g) of Section 2.06 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with “[Intentionally Omitted]”.

          (p) Clause (c) of Section 5.01 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with “[Intentionally Omitted]”.

          (q) Clause (e) of Section 5.01 of the Credit Agreement is hereby amended by (i) deleting the reference to “January 31” and replacing it with “February 28” and (ii) deleting the phrase “and the succeeding Fiscal Years through the Term B Loan Maturity Date (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of each such Fiscal Year)”.

          (r) Clause (m) of Section 5.01 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with “[Intentionally Omitted]”.

          (s) Clause (a) of Section 6.01 of the Credit Agreement is hereby amended by (1) deleting the word “and” between clauses (xxi) and (xxii) thereof, (2) deleting the “.” at the end of clause (xxii) and replacing it with “; and” and (3) inserting the following after clause (xxii):

          “(xxiii) Guarantees by the Borrower of operating leases of Subsidiaries in the ordinary course of business and consistent with past practices.”

          (t) Section 6.02 of the Credit Agreement is hereby amended by inserting the phrase “, including Liens on Permitted PharmaBio Investments granted in connection with Hedging Agreements permitted by Section 6.01(a)(xi)” at the end of clause (xiv) thereto.

          (u) Clause (a) of Section 6.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” between clauses (iii) and (iv) and replacing it with a comma and (ii) inserting the following after clause (iv) and before the proviso: “and (v) any Restricted Subsidiary may dissolve if such dissolution is desirable in the conduct of the business of the Borrower and the Restricted Subsidiaries and will not result in a Material Adverse Effect”.

          (v) Section 6.04 of the Credit Agreement is hereby amended by deleting the third parenthetical in the lead-in paragraph thereto in its entirety and replacing it with the following:

          “(other than expenses incurred in the ordinary course of business, including without limitation, the provisions of sales force personnel and related expenses or arising pursuant to agreements entered into in connection with Permitted PharmaBio Investments so long as such items are expected to be treated as expenses (and not capitalized) on the income statement of such Person)”

          (w) Clause (iv) of Section 6.04 of the Credit Agreement is hereby amended (i) by inserting the phrase “or a Designated Asian Subsidiary” after the words “Wholly-Owned Non-U.S. Subsidiary in clause (b) thereof and (ii) by deleting the reference to “$50.0 million” in the first proviso thereof and replacing it with “$150.0 million”.

          (x) Clause (x) of Section 6.04 of the Credit Agreement is hereby amended by deleting the reference to “$150.0 million” and replacing it with “$250.0 million” and adding the following proviso to the end of such clause (x):

          “provided, however, that any gain realized upon the sale of a Permitted PharmaBio Investment shall not be included in the determination of Cumulative Excess Cash Flow to the extent such gain is included in Cumulative Consolidated Net Income and utilized to make Restricted Payments under section 6.07 (vii);”

          (y) Clause (i) of Section 6.05 of the Credit Agreement is hereby amended by inserting the phrase “, transfers and dispositions” after the word “sales”.

          (z) Clause (v) of Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” between clauses (A) and (B) thereof and replacing it with a comma and (ii) inserting the following after clause (B) and before the proviso: “and (C) sales of Investments that would otherwise constitute a Permitted PharmaBio Investment but for the fact that such Investment was made by a Non-U.S. Subsidiary permitted by Section 6.04(iv)(b)”.

          (aa) Clause (x) of Section 6.05 is hereby amended by (i) deleting the parenthetical in its entirety and replacing it with “(other than Equity Interests, including,

without limitation, any preferred or preference Equity Interests, of a Restricted Subsidiary unless, after giving effect to such sale, transfer or disposition of Equity Interests, such Restricted Subsidiary would no longer constitute a Subsidiary of the Borrower and any remaining Equity Interests in such Person would be permitted to be owned under Section 6.04)” and (ii) deleting in the proviso thereto the phrase “$35.0 million during any Fiscal Year and $100.0 million in the aggregate” and replacing it with “$250.0 million in the aggregate since the Effective Date”.

          (bb) Clause (vii) of Section 6.07 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          “(vii) the Borrower may make Restricted Payments, directly or indirectly, to the Intermediate Parent or the Parent to be used by the Parent to make Restricted Payments pursuant to this clause (vii) in an amount not to exceed the sum of (A) $100.0 million and (B) Cumulative Consolidated Net Income since the Effective Date (for purposes of this clause (vii) only, such Cumulative Consolidated Net Income shall be calculated (1) to include any net gain or loss realized upon the sale or other disposition of Permitted PharmaBio Investments during the applicable period if and to the extent such gain or loss is included in the calculation of “Consolidated Net Income” under the terms of the Subordinated Notes Indenture; provided that any such gain shall not be included in Cumulative Consolidated Net Income to the extent such gain is included in Cumulative Excess Cash Flow and utilized to make Investments under Section 6.04 (x), (2) to exclude, to the extent non-cash, any unusual, non-operating or non-recurring gain or loss (including to the extent related to the Transactions) if and to the extent such gain or loss is excluded from the calculation of “Consolidated Net Income” under the terms of the Subordinated Notes Indenture and (3) to exclude expenses or charges (whether cash or non-cash) related to the Transactions (including legal, accounting and debt issuance costs) and any restructuring related thereto, including any refunding or refinancing expenses related to Indebtedness repaid or refinanced, if and to the extent such gain or loss is excluded from the calculation of “Consolidated Net Income” under the terms of the Subordinated Notes Indenture) so long as (x) both before and after giving effect thereto, no Default or Event of Default has occurred and is continuing and (y) the Total Leverage Ratio as of the Test Period ending on the last day for which financial statements have been delivered to the Lenders pursuant to Section 5.01(a) or (b) on a pro forma basis for such Restricted Payment is less than 2.80x;”

          (cc) Section 6.13 of the Credit Agreement is hereby amended by deleting from the chart the references to the Test Periods and corresponding Ratios from March 31, 2005 through December 31, 2008 and replacing them with the following:

Test Period	Ratio
March 31, 2005	2.50
June 30, 2005	2.50

Test Period	Ratio
September 30, 2005	2.50
December 31, 2005	2.50
March 31, 2006	3.00
June 30, 2006	3.00
September 30, 2006	3.00
December 31, 2006	3.00
March 31, 2007	3.50
June 30, 2007	3.50
September 30, 2007	3.50
December 31, 2007	3.50
March 31, 2008	4.00
June 30, 2008	4.00
September 30, 2008	4.00
December 31, 2008	4.00

          (dd) Section 6.14 of the Credit Agreement is hereby amended by deleting from the chart the references to the Test Periods and corresponding Ratios from March 31, 2005 through December 31, 2008 and replacing them with the following:

Test Period	Ratio
March 31, 2005	4.50
June 30, 2005	4.50
September 30, 2005	4.50
December 31, 2005	4.50
March 31, 2006	4.00
June 30, 2006	4.00
September 30, 2006	4.00
December 31, 2006	4.00
March 31, 2007	3.50
June 30, 2007	3.50
September 30, 2007	3.50
December 31, 2007	3.50
March 31, 2008	3.00
June 30, 2008	3.00
September 30, 2008	3.00
December 31, 2008	3.00

          (ee) Section 6.15 of the Credit Agreement is hereby amended by deleting from the chart the references to the Test Periods and corresponding Ratios from March 31, 2005 through December 31, 2005 and replacing them with the following:

Test Period	Ratio
March 31, 2005	1.75
June 30, 2005	1.75
September 30, 2005	1.75
December 31, 2005	1.75

          Section 2. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof that:

          (a) The execution and delivery of this Amendment by the Borrower has been duly authorized.

          (b) Neither the execution or delivery by the Borrower of this Amendment, nor compliance by the Borrower with the terms and provisions hereof, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, contract or instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries’ property or assets is bound or to which the Borrower or any of its Subsidiaries may be subject, or (iii) will violate any provision of the certificate of incorporation or bylaws (or equivalent organizational or other charter documents) of the Borrower or any of its Subsidiaries.

          (c) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) the Administrative Agent (or its counsel) shall have received from Lenders constituting the Requisite Lenders and each Term B Lender, either (i) counterparts of this Amendment signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment; (b) an amount not less than $150,000,000 (including the Amendment No. 2 Prepayment Amount and the mandatory prepayment of Loans with the Net Proceeds from Asset Sales to be released from the Collateral Account pursuant to Section 2.06(c)(iii)) shall have been utilized to repay Term B Loans; (c) the Borrower shall have paid to the Administrative Agent on behalf of each Term B Lender executing this Amendment a fee in an amount equal to 1.00% of such Term B Lender’s total Term B Loans outstanding after giving effect to the repayment in clause (b) to this Section 3; and (d) the expenses referred to in Section 4 have been repaid in full.

          Section 4. Expenses. The Borrower agrees to reimburse the Administrative Agent’s out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

          Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          Section 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

QUINTILES TRANSNATIONAL CORP., as the Borrower
By:	/s/ John D. Ratliff
	Name:	John D. Ratliff
	Title:	EVP & CFO

CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender
By:	/s/ Robert H. Chen
	Name:	Robert H. Chen
	Title:	Vice President

ARCHIMEDES FUNDING III, Ltd.
BY:	ING Capital Advisors, LLC
as Collateral Manager

By:	/s/ Helen Y. Rhee

Helen Y. Rhee
Director

NEMEAN CLO, Ltd.
BY:	ING Capital Advisors LLC,
As Investment Manager

By:	/s/ Helen Y. Rhee

Helen Y. Rhee
Director

ING-ORYX CLO, LTD, as a Lender
BY:	ING Capital Advisors, LLC
As Collateral Manager

By:	/s/ Helen Y. Rhee

Helen Y. Rhee
Director

Atrium CDO		,
,
as a Lender

By:	/s/ David H. Lerner

Name: DAVID H. LERNER
Title: AUTHORIZED SIGNATORY

Apex (Trimaran) CDO I, Ltd.
By Trimaran Advisors, L.L.C.
as Lender

By:	/s/ David M. Millison

Name: David M. Millison
Title: Managing Director

BIG SKY SENIOR LOAN FUND, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		,
,
as a Lender

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

BLACKROCK LIMITED DURATION INCOME TRUST
MAGNETITE IV CLO, LIMITED
MAGNETITE V CLO, LIMITED		,
‘
as a Lender

By:	/s/ [illegible]

Name:
Title: Auth. Sig.

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC
as its Collateral Manager

By:	/s/ Dale Burrow

Name: Dale Burrow
Title: Senior Vice President

Canyon Capital CDO 2001-1 Ltd.		,
'
as a Lender,

By:	/s/ R. Christian B. Evensen

R. Christian B. Evensen
Managing Director

By:	Canyon Capital Advisors LLC,
a Delaware Limited Liability Company,
its Collateral Manager.

Canyon Capital CDO 2002-1 Ltd.		,
'
as a Lender,

By:	/s/ R. Christian B. Evensen

R. Christian B. Evensen
Managing Director

By:	Canyon Capital Advisors LLC,
a Delaware Limited Liability Company,
its Collateral Manager.

Canyon Capital CLO 2004-1 Ltd.		,
‘
as a Lender,

By:	/s/ R. Christian B. Evensen

R. Christian B. Evensen
Managing Director

By:	Canyon Capital Advisors LLC,
a Delaware Limited Liability Company,
its Collateral Manager.

Carlyle High Yield Partners, L.P.		,

as a Lender

By:	/s/ Linda Pace

Name: LINDA PACE
Title: MANAGING DIRECTOR

Carlyle High Yield Partners II, Ltd.		,

as a Lender

By:	/s/ Linda Pace

Name: LINDA PACE
Title: MANAGING DIRECTOR

Carlyle High Yield Partners III, Ltd.		,

as a Lender

By:	/s/ Linda Pace

Name: LINDA PACE
Title: MANAGING DIRECTOR

Carlyle High Yield Partners IV, Ltd.		,

as a Lender

By:	/s/ Linda Pace

Name: LINDA PACE
Title: MANAGING DIRECTOR

Carlyle High Yield Partners VI, Ltd.		,

as a Lender

By:	/s/ Linda Pace

Name: LINDA PACE
Title: MANAGING DIRECTOR

Carlyle Loan Investment, Ltd.		,

as a Lender

By:	/s/ Linda Pace

Name: LINDA PACE
Title: MANAGING DIRECTOR

Carlyle Loan Opportunity Fund		,

as a Lender

By:	/s/ Linda Pace

Name: LINDA PACE
Title: MANAGING DIRECTOR

Citadel Hill 2000 Ltd.		,

as a Lender

By:	/s/ Ken Irvine

Name: KEN IRVINE
Title: AUTHORIZED SIGNATORY

Citicorp Insurance and Investment Trust by Travelers Asset Management International Company, LLC		,

as a Lender

By:	/s/ Matthew J. McInerny

Name: MATTHEW J. MCINERNY
Title: INVESTMENT OFFICER

COSTANTINUS EATON VANCE CDO V, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		,

as a Lender

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

CSAM Funding I		,

as a Lender

By:	/s/ David H. Lerner

Name: DAVID H. LERNER
Title: AUTHORIZED SIGNATORY

CSAM Funding II	,

as a Lender

By:	/s/ David H. Lerner

	Name:	DAVID H. LERNER
	Title:	AUTHORIZED SIGNATORY

Deutsche Bank Trust Company Americas
by: DB Services New Jersey, Inc.	,

as a Lender

By:	/s/ Edward Schaffer

	Name:	Edward Schaffer
	Title:	Vice President

Dryden High Yield CDO 2001-I	,

as a Lender

By:	Prudential Investment Management Inc., as Collateral Manager

/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Vice President

Dryden Leveraged Loan CDO 2002-II	,

as a Lender

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Vice President

Dryden III – Leveraged Loan CDO 2002	,

as a Lender

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Vice President

Dryden IV – Leveraged Loan CDO 2003	,

as a Lender

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Vice President

Dryden V – Leveraged Loan CDO 2003	,

as a Lender

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Vice President

Dryden VII – Leveraged Loan CDO 2004	,

as a Lender

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ B. Ross Smead

	Name:	B. Ross Smead
	Title:	Vice President

EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
as Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE CDO VI LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR	,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE FLOATING RATE
INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

First Dominion Funding II			,

as a Lender

By:	/s/ David H. Lerner

	Name:	DAVID H. LERNER
	Title:	AUTHORIZED SIGNATORY

First Dominion Funding III			,

as a Lender

By:	/s/ David H. Lerner

	Name:	DAVID H. LERNER
	Title:	AUTHORIZED SIGNATORY

Flagship CLO III
by Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer

	Name:	Eric S. Meyer
	Title:	Director

Foothill Income Trust, L.P.
By FIT GP, LLC, Its General Partner

as a Lender

By:	/s/ Dennis R. Ascher

	Name:	Dennis R. Ascher
	Title:	Managing Member

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Dale Burrow

	Name:	Dale Burrow
	Title:	Senior Vice President

Franklin CLO III, Limited			,

as a Lender

By:	/s/ David Ardini

	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

FRANKLIN CLO IV, LIMITED			,

as a Lender

By:	/s/ David Ardini

	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

FRANKLIN FLOATING RATE DAILY ACCESS FUND			,
as a Lender

By:	/s/ David Ardini

	Name:	DAVID ARDINI
	Title:	ASST. VICE PRESIDENT

Franklin Floating Rate Master Series			,

as a Lender

By:	/s/ David Ardini

	Name:	DAVID ARDINI
	Title:	ASST. VICE PRESIDENT

Franklin Floating Rate Trust			,

as a Lender

By:	/s/ David Ardini

	Name:	DAVID ARDINI
	Title:	ASST. VICE PRESIDENT

FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST			,

as a Lender

By:	/s/ David Ardini

	Name:	DAVID ARDINI
	Title:	ASST. VICE PRESIDENT

FRANKLIN TOTAL RETURN FUND			,

as a Lender

By:	/s/ David Ardini

	Name:	DAVID ARDINI
	Title:	ASST. VICE PRESIDENT

General Electric Capital Corporation

as a Lender

By:	/s/ Jeffrey P. Hoffman

	Name:	Jeffrey P. Hoffman
	Title:	Duly Authorized Signatory

GOLDENTREE HIGH YIELD OPPORTUNITIES I, L.P.
By: GoldenTree Asset Management, L.P.

By:	/s/ Frederick S. Haddad

	Name:	Frederick S. Haddad
	Title:	Partner

GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.
By: GoldenTree Asset Management, L.P.

By:	/s/ Frederick S. Haddad

	Name:	Frederick S. Haddad
	Title:	Partner

GOLDENTREE LOAN OPPORTUNITIES I, LTD
By: GoldenTree Asset Management, L.P.

By:	/s/ Frederick S. Haddad

	Name:	Frederick S. Haddad
	Title:	Partner

GOLDENTREE LOAN OPPORTUNITIES II, LTD
By: GoldenTree Asset Management, L.P.

By:	/s/ Frederick S. Haddad

	Name:	Frederick S. Haddad
	Title:	Partner

GRAYSON & CO
BY: BOSTON MANAGEMENT AND
RESEARCH AS INVESTMENT
ADVISOR			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

Hamilton CDO, Ltd.
By: Stanfield Capital
Partners LLC
As its Collateral Manager			,

as a Lender

By:	/s/ Christopher E. Jansen

	Name:	Christopher E. Jansen
	Title:	Managing Partner

INDOSUEZ CAPITAL FUNDING VI LIMITED
By: Lyon Capital Management LLC,
As Collateral Manager
[INSERT LEGAL NAME],
as Lender

By:	/s/ Alexander B. Kenna

	Name:	LYON CAPITAL MANAGEMENT LLC
Alexander B. Kenna
	Title:	Portfolio Manager

Inner Harbor CBO 2001-1 LTD			,

as a Lender
By: T. Rowe Price Associates, Inc.
as Collateral Manager

By:	/s/ Kevin P. Loome

	Name:	Kevin P. Loome
	Title:	Vice President

Loan Funding VILLC,
for itself or as agent for
Corporate Loan Funding VILLC			,

as a Lender

By:	/s/ Dean T Criares

	Name:	DEAN T CRIARES
	Title:	Managing Director

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC
as its Collateral Manager

By:	/s/ Dale Burrow

	Name:	Dale Burrow
	Title:	Senior Vice President

MADISON AVENUE CDO I
by METROPOLITAN LIFE INSURANCE
COMPANY
AS COLLATERAL MANAGER			,

as a Lender

By:	/s/ Susan M. Garrett

	Name:	Susan M. Garrett
	Title:	Director

MADISON AVENUE CDO III
by METROPOLITAN LIFE INSURANCE
COMPANY
AS COLLATERAL MANAGER			,

as a Lender

By:	/s/ Susan M. Garrett

	Name:	Susan M. Garrett
	Title:	Director

MADISON AVENUE CDO IV
by Metropolitan Life Insurance Company
as Collateral Manager			,

as a Lender

By:	/s/ Susan M. Garrett

	Name:	Susan M. Garrett
	Title:	Director

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC
as its Collateral Manager

By:	/s/ Dale Burrow

	Name:	Dale Burrow
	Title:	Senior Vice President

METROPOLITAN LIFE INSURANCE COMPANY			,

as a Lender

By:	/s/ Susan M. Garrett

	Name:	Susan M. Garrett
	Title:	Director

Merrill Lynch Capital, a division of Merrill
Lynch Business Financial Services, Inc.

[INSERT LEGAL NAME],
as Lender

By:	/s/ Luis Viera

	Name:	Luis Viera
	Title:	Vice President

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager			,

as a Lender

By:	/s/ Dean T. Criares

	Name:	DEAN T. CRIARES
	Title:	Managing Director

MUIRFIELD TRADING LLC			,

as a Lender

By:	/s/ Meredith J. Koslick

	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as
Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

Nuveen Senior Income Fund
,

as a Lender
By Symphony Asset Management LLC

By:	/s/ [illegible]

Name:
Title:

R2 Top Hat, Ltd
By: Amalgamated Gadget, L.P., its investment manager
By: Scepter Holdings, Inc., its General Partner			,

as a Lender

By:	/s/ Robert McCormick

	Name:	Robert McCormick
	Title:	Vice President

Redwood Master Fund, Ltd.			,

as a Lender

By:	/s/ Jonathan Kulatch

	Name:	Jonathan Kulatch
	Title:	Principal

Residential Funding Corporation,
as Lender

By:	/s/ Dennis M. Hansen

	Name:	Dennis M. Hansen
	Title:	Senior Vice President

ROBECO CDO II LTD.			,

as a Lender

By:	/s/ Michael Venezia

	Name:	Michael Venezia
	Title:	VP – Asst PM

ROSEMONT CLO, Ltd.
By: Deerfield Capital Management
LLC as its Collateral Manager

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Senior Vice President

SAWGRASS TRADING LLC			,

as a Lender

By:	/s/ Meredith J. Koslick

	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor			,

as a Lender

By:	/s/ Payson F. Swaffield

	Name:	Payson F. Swaffield
	Title:	Vice President

SEQUILS-Cumberland I, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dale Burrow

	Name:	Dale Burrow
	Title:	Senior Vice President

SRF 2000, INC.			,

as a Lender

By:	/s/ Meredith J. Koslick

	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Stanfield CLO Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager			,

as a Lender

By:	/s/ Christopher E. Jansen

	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield/RMF Transatlantic CDO Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager			,

as a Lender

By:	/s/ Christopher E. Jansen

	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stichting Bedrijfstakpensoenfonds voor de Matelektro
By: GoldenTree Asset Management, L.P.

By:	/s/ Frederick S. Haddad

	Name:	Frederick S. Haddad
	Title:	Partner

Stichting Pensioenfonds Hoogovens
By: GoldenTree Asset Management, L.P.

By:	/s/ Frederick S. Haddad

Name: Frederick S. Haddad
Title: Partner

SunAmerica Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp.
Investment Sub-Adviser		,

as a Lender

By:	/s/ John G. Lapham, III

Name: John G. Lapham, III
Title: Managing Director

TOLLI & CO.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR		,

as a Lender

By:	/s/ Payson F. Swaffield

Name: Payson F. Swaffield
Title: Vice President

TORONTO DOMINION (NEW YORK), LLC		,

as a Lender

By:	/s/ Masood Fikree

Name: MASOOD FIKREE
Title: AUTHORIZED SIGNATORY

The Travelers Insurance Company		,

as a Lender

By:	/s/ Matthew J. McInerny

Name: MATTHEW J. MCINERNY
Title: INVESTMENT OFFICER

Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager		,

as a Lender

By:	/s/ Dean T. Criares

Name: DEAN T. CRIARES
Title: Managing Director

Venture CDO 2002, Limited, as Lender By its investment advisor, MJX Asset Management LLC
By:	/s/ [illegible]
Name:
Title:

Venture III CDO Limited, as Lender By its investment advisor, MJX Asset Management LLC
By:	/s/ [illegible]
Name:
Title:

Windsor Loan Funding, Limited
By: Stanfield Capital Partners LLC
as its Investment Manager		,

as a Lender

By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner